UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 14, 2005

Landstar System, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21238	06-1313069

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida		32224

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 904-398-9400

Not Applicable

Former name or former address, if changed since last report

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 14, 2005, Landstar System, Inc. issued a press release announcing results for the second quarter of fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.1.

In the press release attached hereto, Landstar provided the following information that may be deemed non-GAAP financial measures: (1) with respect to anticipated results for the fiscal quarter ending September 24, 2005, anticipated revenue growth for the third quarter of 2005 excluding revenue related to emergency transportation services under a contract between Landstar Express America, Inc. and the United States Federal Aviation Administration (the “FAA”) and (2) with respect to the twenty six and thirteen week periods ended June 25, 2005, revenue per load for the multimodal segment excluding revenue and loads related to emergency transportation services provided primarily under a contract with the FAA.

Each of the foregoing financial measures should be considered in addition to, and not as a substitute for, the corresponding GAAP financial information also presented in the press release.

Management believes that it is appropriate to present this financial information for the following reasons: (1) the amount of emergency transportation services to be provided by Landstar relating to possible storms that may impact the United States during the third quarter of 2005 or any other anticipated disaster relief services to be provided by Landstar under the contract with the FAA cannot be determined at this time; (2) a significant portion of the emergency transportation services previously provided under the FAA contract were provided on the basis of a daily rate for the use of transportation equipment in question, and therefore load and per load information is not necessarily available or appropriate for a significant portion of the related revenue; (3) disclosure of these matters will allow investors to better understand the underlying trends in Landstar’s financial condition and results of operations; (4) this information will facilitate comparisons by investors of Landstar’s results as compared to the results of peer companies and (5) management considers this financial information in its decision making.

The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press Release dated July 14, 2005 of Landstar System, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landstar System, Inc.
July 14, 2005	By:	/s/ Robert C. LaRose
		Name:	Robert C. LaRose
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release

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